Exhibit 10.15
Execution Copy
ASPEN AEROGELS, INC.
FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
     THIS FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (“Agreement”), dated as of September 22, 2010, is by and among Aspen Aerogels, Inc., a Delaware corporation (the “Company”), and the Investors set forth on Schedule A hereto (the “Investors”).
Recitals:
     A. The Company was formed as Aspen Merger Sub, Inc. on May 16, 2008 by filing its Certificate of Incorporation with the Secretary of the State of Delaware. The Company entered into an Agreement and Plan of Merger with Aspen Aerogels, Inc., a Delaware corporation (the “Predecessor Entity”), on June 10, 2008, pursuant to which the Predecessor Entity merged with and into the Company (the “Merger”), with the Company surviving the Merger, and the Company changed its name to “Aspen Aerogels, Inc.” as part of the Merger.
     B. In connection with the issuance of the Predecessor Entity’s Series A Convertible Preferred Stock on May 17, 2001, the Predecessor Entity and certain Stockholders entered into that certain Registration Rights Agreement dated as of such date (the “Original Agreement”).
     C. In connection with the issuance of the Predecessor Entity’s Series C Convertible Preferred Stock on December 9, 2003, the Predecessor Entity and certain Stockholders entered into that certain First Amended and Restated Registration Rights Agreement dated as of such date, as amended on October 20, 2004 (as so amended, the “Amended Agreement”) replacing the Original Agreement in its entirety.
     D. In connection with the issuance of the Predecessor Entity’s Series D Preferred Stock on March 23, 2005, the Predecessor Entity and certain Stockholders entered into that certain Second Amended and Restated Registration Rights Agreement dated as of such date (the “Second Amended Agreement”) replacing the Amended Agreement in its entirety.
     E. In connection with the issuance of the Company’s formerly outstanding Series B-1 Preferred Stock on June 10, 2008, the Company and certain Stockholders entered into that certain Third Amended and Restated Registration Rights Agreement dated as of such date (the “Third Amended Agreement”) replacing the Second Amended Agreement in its entirety.
     F. In connection with the issuance of the Company’s Series A Preferred Stock on August 14, 2009, the Company and certain Stockholders entered into that certain Fourth Amended and Restated Registration Rights Agreement dated as of such date (the “Fourth Amended Agreement”) replacing the Third Amended Agreement in its entirety.
     G. Certain Investors (the “Purchasers”) will purchase shares of the Company’s newly created Series B Preferred Stock, par value $0.001 per share (the “Series B Preferred

Stock”), pursuant to a Series B Preferred Stock Purchase Agreement, dated as of the date hereof, by and among the Company and the Purchasers (the “Purchase Agreement”).
     H. The Company and the Majority Holders under the Fourth Amended Agreement, together with the Purchasers, desire to amend and restate the Fourth Amended Agreement by deleting it in its entirety and replacing it with this Agreement.
     I. The Company and the Investors desire to enter into this Agreement for the purpose of establishing the registration rights of the Common Stock.
     J. The execution and delivery of this Agreement is a condition to the Purchasers’ purchase of shares of Series B Preferred Stock pursuant to the Purchase Agreement.
Agreement:
     NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:
     Section 1. Definitions.
     As used in this Agreement, the following terms shall have the following meanings:
     “Affiliate” means, (1) with respect to any Person, any of (a) a director, officer or stockholder holding 5% or more of the capital stock (on a fully diluted basis) of such Person, (b) a spouse, parent, sibling or descendant of such Person (or a spouse, parent, sibling or descendant of any director or officer of such Person) and (c) any other Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another Person or (2) in any event, any Person meeting the definition of “Affiliate” set forth in Rule 405 under the Securities Act. The term “control” includes, without limitation, the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
     “Board” means the Board of Directors of the Company.
     “Charter” means the Third Amended and Restated Certificate of Incorporation of the Company, as amended from time to time.
     “Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.
     “Common Stock” means the common stock, $0.001 par value per share, of the Company.
     “Conversion True-Up Shares” has the meaning set forth in the Charter.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

     “FINRA” has the meaning set forth in Section 6(n).
     “Holders” means Investors holding Registrable Shares or their transferees.
     “Information” has the meaning set forth in Section 6(i).
     “Inspectors” has the meaning set forth in Section 6(i).
     “Investors” shall mean the parties to this Agreement who are designated as Investors as set forth on Schedule A to the Agreement.
     “Investors Counsel” has the meaning set forth in Section 6(b).
     “IPO” has the meaning set forth in the Charter.
     “Other Shares” means at any time those shares of Common Stock which do not constitute Primary Shares or Registrable Shares.
     “Person” means any individual, partnership, corporation, group, trust or other legal entity.
     “Preferred Stock” means the Series A Preferred Stock, the Series B Preferred Stock and any other series of the Company’s preferred stock.
     “Primary Shares” means at any time the authorized, but unissued, shares of Common Stock and shares of Common Stock held by the Company in its treasury.
     “Purchase Agreement” has the meaning set forth in the Recitals.
     “Purchasers” has the meaning set forth in the Recitals.
     “QPO” has the meaning set forth in the Charter.
     “Records” has the meaning set forth in Section 6(i).
     “Registrable Shares” means (i) the Common Stock issuable or issued upon the voluntary conversion on August 14, 2009 of the Company’s formerly outstanding Series A-1, A-2, A-3, B-1, B-2 and B-3 Preferred Stock; (ii) the Common Stock issuable or issued upon conversion of the Preferred Stock, (iii) any True-Up Shares, and (iii) any other shares of Common Stock issued as a dividend or other distribution with respect to, or in exchange for or replacement of, any of the shares of Common Stock referred to in clauses (i), (ii) or (iii). As to any particular Registrable Shares, once issued, such Registrable Shares shall cease to be Registrable Shares when (i) they have been registered under the Securities Act, the registration statement in connection therewith has been declared effective and they have been disposed of pursuant to such effective registration statement, or (ii) such Registrable Shares are held by an Investor (together with its affiliates) if (A) as reflected on the Company’s books and records, such Investor (together with its affiliates) holds less than 1% of the Company’s outstanding Common Stock (on an as-if-converted to Common Stock basis), (B) the Company has completed a QPO and (C) all shares of Common

Stock issued or issuable upon conversion of such Registrable Shares held by and issuable to such Investor (and its affiliates) may be sold pursuant to Rule 144 during any ninety (90) day period.
     “Rule 144” means Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto (such as Rule 144A).
     “Sale of the Company” has the meaning set forth in the Charter.
     “Securities Act” means the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.
     “Series A Preferred Stock” means the Company’s Series A Preferred Stock, par value $0.001 per share.
     “Series B Preferred Stock” has the meaning set forth in the Recitals.
     “Stockholders’ Agreement” means the Fifth Amended and Restated Stockholders’ Agreement dated the date hereof by and among the Company, the Stockholders identified therein and those Persons who shall hereafter agree in writing to be treated as Stockholders thereunder, as amended from time to time.
     “True-Up Shares” has the meaning set forth in the Charter.
     Section 2. Demand Registration.
          (a) At any time from the earlier of (i) six (6) months following the completion of an IPO or (ii) the third (3rd) anniversary of the date of this Agreement, if the Holders representing at least a majority of the Registrable Shares then outstanding (the “Initiating Holders”) shall state in writing that such Holders desire to sell Registrable Shares in the public securities markets and request the Company to effect the registration of Registrable Shares under the Securities Act, the Company shall promptly use its best efforts to effect the registration under the Securities Act of the Registrable Shares which the Company has been so requested to register by the Holders. For the avoidance of doubt, the Company shall not be required to register the sale or re-sale of any True-Up Shares or Conversion True-Up Shares in an IPO.
          (b) Notwithstanding anything contained in this Section 2 to the contrary, the Company shall not be obligated to effect any registration under the Securities Act except in accordance with the following provisions:
          (i) The Company shall not be obligated to use its best efforts to file and cause to become effective (A) more than two (2) long-form registration statements initiated pursuant to Section 2(a) (other than those on form S-3 as set forth in Section 4) at the Company’s expense; (B) more than two (2) long-form registration statements initiated pursuant to Section 2(a) at the Holders’ expense; (C) any demand registration statement pursuant to Section 2(a) with an anticipated aggregate offering price of less than $10,000,000; nor (D) any registration statement during any period in which any other registration statement (other than on Form S-8 promulgated under the Securities Act or any successor form thereto) pursuant to which Primary Shares are to be or were sold has been filed and not withdrawn or has been declared effective within the prior one hundred eighty (180) days.
          (ii) The Company may delay the filing or effectiveness of any registration statement for a period of up to ninety (90) days after the date of a request for registration pursuant to this Section 2 if at the time of such request the Company furnishes to the Holders requesting such registration statement pursuant to this Section 2, a certificate signed by the Chief Executive Officer of the Company stating that (i) the Company is engaged, or has fixed plans to engage within thirty (30) days of the time of such request, in a firm commitment underwritten public offering of Primary Shares in which the holders of Registrable Shares may include Registrable Shares pursuant to Section 3 or (ii) the Board has reasonably determined in its good faith judgment that it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed, provided, however, that the Company may only delay the filing or effectiveness of a registration statement pursuant to this Section 2(b) for a total of one hundred and twenty (120) days after the date of a request for registration pursuant to this Section 2.
          (iii) With respect to any registration pursuant to this Section 2, the Company shall give notice of such registration to all Holders that are not Initiating Holders and the holders of all Other Shares that are entitled to registration rights and the Company may include in such registration any Primary Shares or Other Shares and shall include all Registrable Shares that Holders that are not Initiating Holders request to be registered within 20 days of the mailing of the foregoing notice by the Company; provided, however, that if the managing underwriter advises the Company that the inclusion of all Registrable Shares, Primary Shares and/or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the Registrable Shares proposed to be included in such registration, then the number of Registrable Shares, Primary Shares and/or Other Shares proposed to be included in such registration shall be included in the following order:
          (A) first, all the Registrable Shares that are issued or issuable upon conversion of the Series B Preferred Stock and any True-Up Shares (collectively, “Series B Registrable Shares”), subject to the last sentence of Section 2(a), requested to be included in such registration (or, if necessary, such Series B Registrable Shares pro rata among the Holders thereof based upon the number of Series B Registrable Shares requested to be registered by each such Holder);
          (B) second, all the Registrable Shares that are not Series B Registrable shares (“Non-Series B Registrable Shares”) requested to be included in such registration (or, if necessary, such Non-Series B Registrable Shares pro rata among the Holders thereof based upon the number of Non-Series B Registrable Shares requested to be registered by each such Holder);
          (C) third, the Primary Shares; and
          (D) fourth, the Other Shares that are entitled to registration rights requested to be included in such registration (or, if necessary, such Other Shares pro rata among the holders thereof based upon the number of Other Shares requested to be registered by each such holder).
          (iv) If the Initiating Holders so elect, the offering of such Registrable Shares pursuant to such registration shall be in the form of an underwritten offering. The Initiating Holders shall, at their option, select one or more nationally prominent firms of investment bankers reasonably acceptable to the Company to act as the lead managing underwriter or underwriters in connection with such offering. In such event, the right of any Person to include such Person’s Registrable Shares or Other Shares in such registration shall be conditioned upon such Person’s participation in such underwriting. All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting.
     Section 3. Piggyback Registration.
          If the Company at any time proposes for any reason to register Primary Shares or Other Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), it shall give written notice to the holders of Registrable Shares of its intention to so register such Primary Shares or Other Shares at least thirty (30) days before the initial filing of such registration statement and, upon the written request, delivered to the Company within twenty (20) days after delivery of any such notice by the Company, of the holders of Registrable Shares to include in such registration Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration and shall state that such holder of Registrable Shares desires to sell such Registrable Shares in the public securities markets), the Company shall use its best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that if the managing underwriter advises the Company that the inclusion of some or all Registrable Shares requested to be included in such registration would interfere with the successful marketing (including pricing) of the Primary Shares or Other Shares proposed to be registered by the Company, then the number of Primary Shares and Registrable Shares and Other Shares proposed to be included in such registration shall be included in the following order:
          (i) first, the Primary Shares;
          (ii) second, the Series B Registrable Shares (or, if necessary, such Series B Registrable Shares will be cutback pro rata among the holders thereof based upon the number of Series B Registrable Shares requested to be registered by each such holder (or Series B Registrable Shares issued in respect thereof));
          (iii) third, the Non-Series B Registrable Shares (or, if necessary, such Non-Series B Registrable Shares will be cutback pro rata among the holders thereof based upon the number of Non-Series B Registrable Shares requested to be registered by each such holder (or Non-Series B Registrable Shares issued in respect thereof), provided, however, that in no event will Registrable Shares be cut back pursuant to this clause (iii) or clause (ii) above to the point that Registrable Shares in aggregate constitute less than thirty five percent (35%) of the total number of shares registered in any registration under this Section 3); and
          (iv) fourth, the Other Shares requested to be included in such registration (or, if necessary, such Other Shares pro rata among the holders thereof based upon the number of Other Shares requested to be registered by each such holder);
provided, however, that no Registrable Shares or Other Shares shall be required to be included in any registration pursuant to this Section 3 in connection with the Company’s initial public offering if the Company and the underwriters determine, in their sole discretion, not to include any shares other than Primary Shares.
     Section 4. Registrations on Form S-3.
          Anything contained in Section 2 to the contrary notwithstanding, at such time as the Company shall have qualified for the use of Form S-3 promulgated under the Securities Act or any successor form thereto, holders of the Registrable Shares then outstanding shall have the right to request in writing an unlimited number of registrations of Registrable Shares on Form S-3 or such successor form, which request or requests shall (i) specify the number of Registrable Shares intended to be sold or disposed of and the holders thereof, (ii) state the intended method of disposition of such Registrable Shares and (iii) relate to Registrable Shares having an aggregate offering price of at least $2,000,000. A requested registration on Form S-3 or any such successor form in compliance with this Section 4 shall not count as a registration statement initiated pursuant to Section 2, but shall otherwise be treated as a registration initiated pursuant to, and shall, except as otherwise expressly provided in this Section 4, be subject to Section 2; provided, however, that the Company shall not be obligated to (a) effect more than two registrations pursuant to this Section 3 in any twelve (12) month period or (b) keep effective at any one time more than one registration statement on Form S-3 with respect to Registrable Shares requested to be registered in accordance with this Section 4, and if the Company is requested to effect the registration of Registrable Shares on Form S-3 at a time when it is keeping such a registration statement effective, it may delay effecting such requested registration until it is no longer required in accordance with Section 6(a) hereof to keep effective the then effective registration statement on Form S-3.
     Section 5. Market “Stand-Off” Agreement.
          (a) Solely in connection with an IPO (including an IPO pursuant to Section 2 hereof), if so requested by the underwriters, the Investors shall not sell publicly, make any short sale of, grant any option for the purchase of, or otherwise dispose publicly of, any capital stock of the Company (other than those shares of Common Stock included in such registration pursuant to Section 2, hereof) without the prior written consent of the Company, for a period designated by the Company in writing to the Investors, which period shall begin upon the effectiveness of the registration statement pursuant to which such IPO shall be made and shall not last more than one hundred and eighty (180) days (or such other period, not to exceed two hundred and ten (210) days, as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including but not limited to the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f) or any successor provisions or amendments thereto) after the effective date of such registration statement. The Company shall obtain the agreement of any person permitted to sell shares of stock in a registration to be bound by and to comply with this Section 5 as if such person was an Investor hereunder. In the event (a) the Company fails to attain an agreement from all of the Company’s directors and officers to be bound by and to comply with this Section 5 as if such person were an Investor hereunder or (b) the Company fails to attain such agreement from all holders of more than one percent (1%) of the Company’s outstanding capital stock, on a fully-diluted basis, the restrictions set forth in this Section 5 shall cease to apply to the Investors. The foregoing provisions of this Section 5 shall not apply to distributions or other transfers to Affiliates, partners, members, stockholders or other equity holders of an Investor, provided, that the recipient agrees to be similarly bound by this Section 5. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all parties subject to such agreements, based on the number of shares subject to such agreements.
     Section 6. Preparation and Filing.
          If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to effect the registration of any Registrable Shares, the Company shall, as expeditiously as practicable:
          (a) use its best efforts to cause a registration statement that registers such Registrable Shares to become and remain effective for a period of ninety (90) days or until all of such Registrable Shares have been disposed of (if earlier);
          (b) furnish, at least ten (10) business days before filing a registration statement that registers such Registrable Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to one counsel selected by the Investors whose reasonable fees and expenses (subject to the cap set forth in Section 7) shall be borne by the Company (the “Investors Counsel”), copies of all such documents proposed to be filed (it being understood that such ten (10) business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to the Investors Counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);
          (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least a period of ninety (90) days or until all of such Registrable Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares;
          (d) notify in writing the Investors Counsel (i) of the receipt by the Company of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Company of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;
          (e) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the Investors reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the Investors to consummate the disposition in such jurisdictions of the Registrable Shares owned by the Investors; provided, however, that the Company will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this paragraph (e) or to provide any material undertaking or make any changes in its Bylaws or Certificate of Incorporation which the Board determines to be contrary to the best interests of the Company or to modify any of its contractual relationships then existing;
          (f) furnish to the Investors holding such Registrable Shares such number of copies of a summary prospectus, if any, or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Investors may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;
          (g) without limiting subsection (e) above, use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Holders holding such Registrable Shares to consummate the disposition of such Registrable Shares;
          (h) notify the Holders holding such Registrable Shares on a timely basis at any time when a prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in subparagraph (a) of this Section 6, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of the Investors, prepare and furnish to the Investors a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;
          (i) subject to the execution of confidentiality agreements in form and substance satisfactory to the Company, make available upon reasonable notice and during normal business hours, for inspection by any Investor holding such Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by the Investor or underwriter (collectively, the

“Inspectors”), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information (together with the Records, the “Information”) reasonably requested by any such Inspector in connection with such registration statement. Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) such Information has been made generally available to the public; the Investors agree that they will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;
          (j) in the event of an underwritten offering pursuant to this Agreement, use its best efforts to obtain from its independent certified public accountants “comfort” letters in customary form and at customary times and covering matters of the type customarily covered by comfort letters at the request of the lead underwriter;
          (k) in the event of an underwritten offering pursuant to this Agreement, use its best efforts to obtain from its counsel an opinion or opinions in customary form at the request of the lead underwriter;
          (l) provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Registrable Shares;
          (m) issue certificates evidencing such Registrable Shares to any underwriter (at the request of such underwriter) to which the Investors holding such Registrable Shares may sell shares in such offering;
          (n) list such Registrable Shares on any national securities exchange on which any shares of the Common Stock are listed or, if the Common Stock is not listed on a national securities exchange, use its best efforts (or in the case of a registration under Section 3 hereof, reasonable best efforts) to qualify such Registrable Shares for inclusion on such national securities exchange as the holders of a majority of such Registrable Shares shall reasonably request;
          (o) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its securityholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of twelve (12) months beginning within three (3) months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act;
          (p) subject to all the other provisions of this Agreement, use its best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby; and

          (q) in the event of any underwritten public offering, cooperate with the selling Holders, the underwriters participating in the offering and their counsel in any due diligence investigation reasonably requested by the selling Holders or the underwriters in connection therewith, and participate, to the extent reasonably requested by the managing underwriter for the offering or the selling Holder, in efforts to sell the Registrable Securities under the offering (including, without limitation, participating in “roadshow” meetings with prospective investors) that would be customary for underwritten primary offerings of a comparable amount of equity securities by the Company.
          Each holder of the Registrable Shares, upon receipt of any notice from the Company of any event of the kind described in Section 6(h) hereof, shall forthwith discontinue disposition of the Registrable Shares pursuant to the registration statement covering such Registrable Shares until such holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(h) hereof, and, if so directed by the Company, such holder shall deliver to the Company all copies, other than permanent file copies then in such holder’s possession, of the prospectus covering such Registrable Shares at the time of receipt of such notice.
     Section 7. Expenses.
          All expenses (other than stock transfer taxes and underwriting discounts and commissions relating to the Registrable Shares, as provided below) incurred by the Company in complying with Section 6, including, without limitation, all registration and filing fees (including all expenses incident to filing with the FINRA), fees and expenses of complying with securities and blue sky laws, printing expenses, fees and expenses of the Company’s counsel and accountants and reasonable fees and expenses of the Investors Counsel shall be paid by the Company (which fees and expenses of Investors Counsel shall not exceed one hundred thousand dollars ($100,000) with respect to a registration under Section 3 hereof); provided, however, that all underwriting discounts and selling commissions applicable to Primary Shares shall be borne by the Company; and provided, further, that all underwriting discounts and selling commissions applicable to Registrable Shares and Other Shares shall be borne by the holders selling such Registrable Shares and Other Shares, in proportion to the number of Registrable Shares and Other Shares, if any, sold thereby; and provided, further, that the Company shall not be obligated to pay fees or expenses of the Investors Counsel in connection with any registration requested by the Investors and later terminated, withdrawn or suspended at the request of the Investors (other than as a result of any material adverse change or event involving the Company).
     Section 8. Indemnification.
          (a) In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the holders of Registrable Shares, each underwriter, broker or any other person acting on behalf of the holders of Registrable Shares and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or allegedly untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or arise out of or are based on any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse the holders of Registrable Shares, such underwriter, such broker or such other person acting on behalf of the holders of Registrable Shares and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action (including any legal or other expenses incurred) arises out of or is based upon an untrue statement or allegedly untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Company by the holders of Registrable Shares or their counsel or underwriter specifically for use in the preparation thereof.
          (b) In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each holder of Registrable Shares shall severally, and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section 8) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, each underwriter, broker or other person acting on behalf of the holders of Registrable Shares and each person who controls any of the foregoing persons within the meaning of the Securities Act with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or such underwriter by such holder of Registrable Shares specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; provided, however, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each seller of Registrable Shares, to an amount equal to the net proceeds actually received by such Seller from the sale of Registrable Shares effected pursuant to such registration.
          (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 8, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. The failure of any indemnified party to notify an indemnifying party of any such action shall not

(unless such failure shall have a material adverse effect on the indemnifying party) relieve the indemnifying party from any liability in respect of such action that it may have to such indemnified party on account of this Section 8. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 8, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party (but shall have the right to participate therein with counsel of its choice) and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this Section 8. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim.
          (d) If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to herein. No person guilty of fraudulent misrepresentation shall be entitled to contribution from any person.
          (e) The obligations of the Company and Holders under this Section 8 shall survive completion of any offering of Registrable Shares in a registration statement and the termination of this Agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     Section 9. Underwriting Agreement.
          Notwithstanding the provisions of Sections 5, 6, 7 and 8, to the extent that the Company and the Investors shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections, the provisions contained in such agreement addressing such issue or issues shall control. Each Holder further agrees to execute such customary lock-up agreements as may be reasonably requested by the underwriters in connection with an underwritten offering.
     Section 10. Information by Holders.
          Each Investor shall furnish to the Company such written information regarding such Investor and the distribution proposed by such Investor as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.
     Section 11. Exchange Act Compliance.
          With a view to making available to the Holders the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:
          (a) make and keep public information available, as those terms are understood and defined in Commission Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the IPO;
          (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;
          (c) file with the Commission, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and
          (d) furnish to such Holder forthwith upon request: (i) a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); (ii) a copy of the most recent annual or quarterly report of the Company and such other forms and reports filed by the Company with the Commission; and (iii) such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing it to sell any such securities without registration.

     Section 12. No Conflict of Rights.
          Without the consent of the holders of at least a majority of the Registrable Shares then outstanding which are issued or issuable upon conversion of Preferred Stock, the Company shall not, after the date hereof, grant any registration rights that are not subordinate to or that conflict with or impair the registration rights granted hereby.
     Section 13. Termination.
          This Agreement shall terminate and be of no further force or effect (except as to such provisions which expressly survive the termination of the Agreement) upon the earlier of (a) the seventh (7th) anniversary of the Company’s first QPO or (b) as to each Holder the date upon which such Holder ceases to hold Registrable Shares.
     Section 14. Successors and Assigns.
          This Agreement shall bind and inure to the benefit of the Company, the Investors and, subject to Section 15, the respective successors and assigns of the Company and the Investors.
     Section 15. Assignment.
          An Investor may assign its rights hereunder to an Affiliate of such Investor, or to any other purchaser or transferee of at least 333,333 (or, if less, all) of such Investor’s Registrable Shares (as adjusted for stock splits, dividends, recapitalization and the like); provided, however, that (i) such purchaser or transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as an “Investor” whereupon such purchaser or transferee shall have the benefits of, (ii) such purchaser or transferee shall be subject to the restrictions contained in, this Agreement as if such purchaser or transferee was originally included in the definition of Investors herein and had originally been a party hereto, and (iii) such assignment must be made in compliance with Article II of the Settlement Agreement and First Amendment to Cross License Agreement dated as of September 21, 2007 by and between Cabot Corporation and the Company.
     Section 16. Entire Agreement.
          This Agreement, and the other writings referred to herein or therein or delivered pursuant hereto or thereto, contains the entire agreement between the Investors and the Company with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.
     Section 17. Notices.
          All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

(i)	If to the Company:

• Aspen Aerogels, Inc. 30 Forbes Road, Building B Northborough, Massachusetts 01532 Telephone: (508) 691-1111 Facsimile: (508) 691-1200 Attention: Chief Financial Officer

• with a copy to:

Edwards Angell Palmer & Dodge, LLP 111 Huntington Avenue Boston, MA 02199 Telephone: (617) 951-2207 Facsimile: (888) 325-9513 Attention: Christopher W. Nelson, Esq.

(ii)	If to any Investor:

• To their address set forth on Schedule A hereto.
          All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of dispatch by nationally-recognized overnight courier, on the next business day following such dispatch and (c) in the case of mailing, on the third business day after the posting thereof.
     Section 18. Modifications; Amendments; Waivers.
The terms and provisions of this Agreement may not be modified or amended, nor may any provision be waived, except pursuant to a writing signed by the Company and the holders of at least a majority of the Registrable Shares then outstanding which are issued or issuable upon conversion of the Preferred Stock, provided, however, that at any time when shares of Series B Preferred Stock are outstanding, no amendment or waiver of Section 2(b)(iii) or Section 3 hereof, which would change the priority of the Series B Registrable Shares relative to the Non-Series B Registrable Shares with respect to cut-backs, may be made without the written consent of the holders of two-thirds of the then outstanding shares of the Series B Preferred Stock.
     Section 19. Counterparts; Facsimile Signatures.
          This Agreement may be executed in any number of counterparts, including by an omnibus signature page that also constitutes the signature page to other agreements, each of which shall be deemed to be an original instrument and all which together shall constitute one and the same agreement. This Agreement may be executed by facsimile or by electronic or PDF file.

     Section 20. Headings.
          The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.
     Section 21. Aggregation of Stock.
          All shares of Registrable Shares held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.
     Section 22. Additional Investors.
          Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of Series B Preferred Stock after the date hereof, pursuant to the Purchase Agreement any purchaser of such shares of Series B Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder. No action or consent by the Investors shall be required for such joinder to this Agreement by such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations as an “Investor” hereunder.
     Section 23. Governing Law.
          THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN.
[THIS SPACE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amended and Restated Registration Rights Agreement as of the date first written above.

ASPEN AEROGELS, INC.

By: Name.	/s/ John F. Fairbanks John F. Fairbanks
Title:	Vice President Finance
and Chief Financial Officer

     IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amended and Restated Registration Rights Agreement as of the date first written above.

ARGONAUT VENTURES I, LLC

By:	Argonaut Private Equity, LLC
Its:	Manager

By: Name:	/s/ Steve R. Mitchell Steve R. Mitchell
Title:	Managing Director

     IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amended and Restated Registration Rights Agreement as of the date first written above.

BASF VENTURE CAPITAL GMBH

By:	/s/ Dirk Nachtigal	/s/ Josef R. Wünsch

	Dirk Nachtigal	Josef R. Wünsch
	Managing Director	Managing Director

     IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amended and Restated Registration Rights Agreement as of the date first written above.

CONTRA COSTA CAPITAL, LLC

By: Name:	/s/ Barbara M. Morris Barbara M. Morris
Title:	President

     IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amended and Restated Registration Rights Agreement as of the date first written above.

RESERVOIR CAPITAL PARTNERS, L.P.

By:	RCP GP, LLC
Its:	General Partner

By: Name:	/s/ Craig A. Huff Craig A. Huff
Title:	Co-Chief Executive Officer

RESERVOIR CAPITAL MASTER FUND, L.P.

By:	Reservoir Capital Group, L.L.C.
Its:	General Partner

By: Name:	/s/ Craig A. Huff Craig A. Huff
Title:	Co-Chief Executive Officer

     IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amended and Restated Registration Rights Agreement as of the date first written above.

ROCKPORT CAPITAL PARTNERS II, L.P.

By:	RockPort Capital II, L.L.C.
Its:	General Partner

By: Name:	/s/ Stoddard Wilson Stoddard Wilson
Title:	Managing Member

ROCKPORT CAPITAL PARTNERS, L.P.

By:	RockPort Capital, L.L.C.
Its:	General Partner

By: Name:	/s/ Stoddard Wilson Stoddard Wilson
Title:	Managing Member

RP CO-INVESTMENT FUND I, L.P.

By:	RP Co-Investments Fund I, GP, LLC
Its:	General Partner

By: Name:	/s/ Stoddard Wilson Stoddard Wilson
Title:	Managing Member

ROCKPORT SII, LLC

By:	RockPort SGII, LLC
Its:	General Partner

By: Name:	/s/ Stoddard Wilson Stoddard Wilson
Title:	Managing Member

     IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amended and Restated Registration Rights Agreement as of the date first written above.

TENAYA CAPITAL IV-C, LP
(f/k/a Lehman Brothers Venture Partners 2003-C, L.P.)

By:	Tenaya Capital IV GP, LP
Its:	General Partner

By:	Tenaya Capital IV GP, LLC
Its:	General Partner

By: Name:	/s/ James D. Hinson James D. Hinson
Title:	COO

TENAYA CAPITAL IV-P, LP
(f/k/a Lehman Brothers Venture Partners 2003-P, L.P.)

By:	Tenaya Capital IV GP, LP
Its:	General Partner

By:	Tenaya Capital IV GP, LLC
Its:	General Partner

By: Name:	/s/ James D. Hinson James D. Hinson
Title:	COO

TENAYA CAPITAL IV, LP

By:	Tenaya Capital IV Annex GP, LLC
Its:	General Partner

By: Name:	/s/ James D. Hinson James D. Hinson
Title:	COO

     IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amended and Restated Registration Rights Agreement as of the date first written above.

ARCAPITA VENTURES I LIMITED

By: Name:	/s/ John Huntz John Huntz
Title:	Executive Director

     IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amended and Restated Registration Rights Agreement as of the date first written above.

/s/ Linnea J. Geiss
Linnea J. Geiss

ASPEN AEROGELS, INC.
AMENDMENT NO. 1 TO
FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
     This Amendment No. 1 to Fifth Amended and Restated Registration Rights Agreement (this “Amendment”) is entered into as of December 29, 2010, by and among Aspen Aerogels, Inc., a Delaware corporation (the “Company”) and the Investors set forth on the signature pages hereto, constituting the holders of at least a majority of the Registrable Shares currently outstanding which are issued or issuable upon conversion of the Preferred Stock (the “Requisite Holders”). Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Fifth Amended and Restated Registration Rights Agreement of the Company, entered into as of September 22, 2010 (the “Original Agreement”).
     WHEREAS, the Company and the Requisite Holders wish to amend the Original Agreement, in accordance with Section 18 thereof.
     NOW, THEREFORE, for valid and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. The definition of “Registrable Shares” in Section 1 of the Original Agreement is deleted in its entirety and the following language is substituted in lieu thereof:
     “Registrable Shares” means (i) the Common Stock issuable or issued upon the voluntary conversion on August 14, 2009 of the Company’s formerly outstanding Series A-1, A-2, A-3, B-1, B-2 and B-3 Preferred Stock; (ii) the Common Stock issuable or issued upon conversion of the Preferred Stock, (iii) any True-Up Shares, (iv) any Warrant Stock and (v) any other shares of Common Stock issued as a dividend or other distribution with respect to, or in exchange for or replacement of, any of the shares of Common Stock referred to in clauses (i), (ii), (iii) or (iv). As to any particular Registrable Shares, once issued, such Registrable Shares shall cease to be Registrable Shares when (i) they have been registered under the Securities Act, the registration statement in connection therewith has been declared effective and they have been disposed of pursuant to such effective registration statement, or (ii) such Registrable Shares are held by an Investor (together with its affiliates) if (A) as reflected on the Company’s books and records, such Investor (together with its affiliates) holds less than 1% of the Company’s outstanding Common Stock (on an as-if-converted to Common Stock basis), (B) the Company has completed a QPO and (C) all shares of Common Stock issued or issuable upon conversion of such Registrable Shares held by and issuable to such Investor (and its affiliates) may be sold pursuant to Rule 144 during any ninety (90) day period.
     2. The Original Agreement shall be amended by adding two new definitions to Section 1 thereof as follows:
     “Warrants” means those certain warrants to initially subscribe for and purchase an aggregate of 1,496,107 shares of Common Stock issued by the Company to certain purchasers pursuant to a Subordinated Note and Warrant Purchase Agreement dated as of December __, 2010 by and among the Company, Aspen Aerogels Rhode Island, LLC and the “Purchasers” named therein, together with any warrants issued upon the transfer or division of, or in exchange or substitution for any such Warrants.
     “Warrant Stock” means all shares of Common Stock which may be issued upon the exercise of the rights represented by the Warrants.
     3. The Original Agreement shall be amended by adding the initial holders of the Warrants as parties to the Original Agreement upon each such holder’s execution and delivery to the Company of a Joinder Agreement in the form attached hereto as Exhibit A. Thereafter such persons shall be deemed an “Investor” for all purposes under the Original Agreement, as amended hereby.
     4. This Amendment contains the entire agreement among the parties hereto with respect to the subject matter hereof.
     5. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original instrument and all which together shall constitute one and the same agreement. This Amendment may be executed by facsimile or by electronic or PDF file.
[THIS SPACE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Fifth Amended and Restated Registration Rights Agreement as of the date first written above.

ASPEN AEROGELS, INC.

By:	/s/ John F. Fairbanks
Name:	John F. Fairbanks
Title:	Chief Financial Officer
[Signature Page to Aspen Aerogels Amendment No. 1 to Fifth Amended and Restated Registration Rights Agreement]

RESERVOIR CAPITAL PARTNERS, L.P.

By:	RCP GP, LLC
Its:	General Partner

By:	/s/ Craig Huff
Name:	Craig Huff
Title:	Co-Chief Executive Officer

RESERVOIR CAPITAL MASTER FUND, LP,

By:	Reservoir Capital Group, L.L.C.
Its:	General Partner

By:	/s/ Craig Huff
Name:	Craig Huff
Title:	Co-Chief Executive Officer
[Signature Page to Aspen Aerogels Amendment No. 1 to Fifth Amended and Restated Registration Rights Agreement]

ROCKPORT CAPITAL PARTNERS, L.P.

By:	RockPort Capital, L.L.C.
Its:	General Partner

By:	/s/ David J. Prend
Name.	David J. Prend
Title:	Managing Member

ROCKPORT CAPITAL PARTNERS II, L.P.

By:	RockPort Capital II, L.L.C.
Its:	General Partner

By:	/s/ David J. Prend
Name:	David J. Prend
Title:	Managing Member

RP CO-INVESTMENT FUND I, L.P.

By:	RP Co-Investments Fund I, GP, LLC
Its:	General Partner

By:	/s/ David J. Prend
Name:	David J. Prend
Title:	Managing Member
[Signature Page to Aspen Aerogels Amendment No. 1 to Fifth Amended and Restated Registration Rights Agreement]

ARCAPITA VENTURES I LIMITED

By:	/s/ John Huntz
Name:	John Huntz
Title:	Executive Director
[Signature Page to Aspen Aerogels Amendment No. 1 to Fifth Amended and Restated Registration Rights Agreement]

ARGONAUT VENTURES I, LLC

By:	Argonaut Private Equity, LLC
Its:	Manager

By:	/s/ Steve R. Mitchell
Name:	Steve R. Mitchell
Title:	Managing Director
[Signature Page to Aspen Aerogels Amendment No. 1 to Fifth Amended and Restated Registration Rights Agreement]

TENAYA CAPITAL IV-C, LP (f/k/a Lehman Brothers Venture Partners 2003-C, L.P.)		TENAYA CAPITAL IV-P, LP (f/k/a Lehman Brothers Venture Partners 2003-P, L.P.)

By:	Tenaya Capital IV GP, LP	By:	Tenaya Capital IV GP, LP
Its:	General Partner	Its:	General Partner

By:	Tenaya Capital IV GP, LLC	By:	Tenaya Capital IV GP, LLC
Its:	General Partner	Its:	General Partner

By:	/s/ James D. Hinson	By:	/s/ James D. Hinson

Name:	James D. Hinson	Name:	James D. Hinson
Title:	COO	Title:	COO

TENAYA CAPITAL IV, LP

By:	Tenaya Capital IV Annex GP, LLC
Its:	General Partner

By:	/s/ James D. Hinson
Name:	James D. Hinson
Title:	COO

LEHMAN BROTHERS OFFSHORE PARTNERSHIP ACCOUNT 2000/2001, L.P.		LEHMAN BROTHERS VENTURE CAPITAL PARTNERS II, L.P.

By:	Lehman Brothers Offshore Partnership GP 2000/2001, L.P.	By:	Lehman Brothers Venture Associates II, LLC
Its:	General Partner	Its:	General Partner

By:	Lehman Brothers Offshore Partners Ltd.	By:

Its:	General Partner	Name:
Title:

By:
Name:
Title:

LEHMAN BROTHERS P.A., LLC		LEHMAN BROTHERS PARTNERSHIP ACCOUNT 2000/2001, L.P.

By:		By:	Lehman Brothers Partnership GP 2000/2001, L.P.

Name:		Its:	General Partner
Title:
		By:	LBI Group Inc.
		Its:	General Partner

By:

Name:
Title:
[Signature Page to Aspen Aerogels Amendment No. 1 to Fifth Amended and Restated Registration Rights Agreement]

Exhibit A
JOINDER TO FIFTH AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT
As of December __, 2010
The undersigned, [insert name of initial Warrant holder], having a principal business address of __________________________, hereby joins in the execution of that certain Fifth Amended and Restated Registration Rights Agreement of Aspen Aerogels, Inc., a Delaware corporation (the “Company”), dated September 22, 2010, by and among the Company and the Investors set forth on Schedule A thereto (as amended, the “Registration Rights Agreement”).
By executing this Joinder, the undersigned hereby:
1.	Agrees and acknowledges that the undersigned is an Investor, as such term is defined and used in the Registration Rights Agreement, a copy of which has been furnished to the undersigned, with the same force and effect as if originally named therein as an Investor and that each reference to an Investor in the Registration Rights Agreement shall be deemed to include the undersigned; and

2.	Agrees to be bound by, and agrees that the undersigned is bound by, all of the terms and provisions of the Registration Rights Agreement for all purposes.
[Insert name of initial Warrant holder]
By:
Name:
Title:
ACKNOWLEDGED AND ACCEPTED:
ASPEN AEROGELS, INC.
By:
Name:
Title:

ASPEN AEROGELS, INC.
AMENDMENT NO. 2 TO
FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
     This Amendment No. 2 to Fifth Amended and Restated Registration Rights Agreement (this “Amendment”) is entered into as of June 1, 2011, by and among Aspen Aerogels, Inc., a Delaware corporation (the “Company”), and the Investors set forth on the signature pages hereto, constituting the holders of at least a majority of the Registrable Shares currently outstanding which are issued or issuable upon conversion of the Preferred Stock (the “Requisite Holders”). Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Fifth Amended and Restated Registration Rights Agreement of the Company, as amended by Amendment No. 1 dated December 29, 2010 (the “Original Agreement”).
     WHEREAS, the Company and the Requisite Holders wish to amend the Original Agreement in accordance with Section 18 thereof.
     NOW, THEREFORE, for valid and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. The definition of “Registrable Shares” in Section 1 of the Original Agreement is deleted in its entirety and the following language is substituted in lieu thereof:
     “Registrable Shares” means (i) the Common Stock issuable or issued upon the voluntary conversion on August 14, 2009 of the Company’s formerly outstanding Series A-1, A-2, A-3, B1, B-2 and B-3 Preferred Stock; (ii) the Common Stock issuable or issued upon conversion of the Preferred Stock, (iii) any True-Up Shares, (iv) any Note Shares, (v) any Warrant Stock, (vi) solely with respect to the rights granted in Sections 3 and 4, the 2005 Warrant Stock, and (vii) any other shares of Common Stock issued as a dividend or other distribution with respect to, or in exchange for or replacement of any of the shares of Common Stock referred to in clauses (i), (ii), (iii), (iv), (v) or (vi). As to any particular Registrable Shares, once issued, such Registrable Shares shall cease to be Registrable Shares when (i) they have been registered under the Securities Act, the registration statement in connection therewith has been declared effective and they have been disposed of pursuant to such effective registration statement, or (ii) such Registrable Shares are held by an Investor (together with its affiliates) if (A) as reflected on the Company’s books and records, such Investor (together with its affiliates) holds less than 1% of the Company’s outstanding Common Stock (on an as-if-converted to Common Stock basis), (B) the Company has completed a QPO and (C) all shares of Common Stock issued or issuable upon conversion of such Registrable Shares held by and issuable to such Investor (and its affiliates) may be sold without limitation pursuant to Rule 144 during any ninety (90) day period.
     2. The Original Agreement shall be amended by adding four new definitions to Section 1 thereof as follows:
     “2005 Warrants” means those warrants to purchase Common Stock listed on Annex A hereto.”

     “2005 Warrant Stock” means all shares of Common Stock which may be issued upon exercise of the rights represented by the 2005 Warrants.”
     “Notes” means those certain convertible promissory notes convertible into shares of Common Stock issued by the Company to certain purchasers pursuant that certain Note Purchase Agreement dated as of June 1, 2011 by and among the Company and the “Purchasers” named therein, together with any Notes issued upon the transfer or division of, or in exchange or substitution for any such Notes.
     “Note Shares” means all shares of Common Stock which may be issued upon conversion of the Notes pursuant to the terms thereof.
     3. Section 4 of the Original Agreement is amended by adding the following to the end thereof:
     “, except the Company shall not be permitted to so delay any then effective registration on Form S-3 that is a “shelf” registration or a Rule 415 continuous offering.”
     4. Section 8(a) of the Original Agreement is amended by adding “or otherwise” after the phrase “pursuant to this Agreement” in the first clause thereof.
     5. Section 18 of the Original Agreement is amended by adding the following proviso at the end thereof:
     “provided, further, that at any time when any Warrants or Warrant Stock are outstanding, no amendment or waiver of any term or provision of this Agreement that is disproportionately adverse to the holders of the Warrants or Warrant Stock, as compared to the holders of the Registrable Shares, may be made without the written consent of the holders of two-thirds of the then outstanding Warrants and Warrant Stock; provided, further, that at any time when any Notes or Note Shares are outstanding, no amendment or waiver of any term or provision of this Agreement that is disproportionately adverse to the holders of the Notes or Note Shares, as compared to the holders of the Registrable Shares, may be made without the written consent of the holders of two-thirds of the then outstanding Notes and Note Shares.”
     6. The language in Section 15 of the Original Agreement is amended and restated in its entirety as follows:
     “An Investor may assign its rights hereunder to an Affiliate of such Investor or to any other purchaser or transferee of (a) at least 333,333 (or, if less, all) of such Investor’s Registrable Shares (as adjusted for stock splits, dividends, recapitalizations and the like) or (b) at least $1,000,000 principal amount of the Notes; provided, however, that (i) such purchaser or transferee may not be a competitor of the Company; (ii) such purchaser or transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as an “Investor” hereunder; (iii) such purchaser or transferee shall be subject to the restrictions contained in this Agreement as if such purchaser or transferee was originally included in the definition of Investors herein and had originally been a party hereto; and (iv) such assignment must be made in compliance with Article II of the Settlement Agreement and First Amendment to Cross License Agreement

dated as of September 21, 2007 by and between Cabot Corporation and the Company.”
     7. The Original Agreement shall be amended by adding a new Annex A thereto in the form attached hereto as Annex A.
     8. The Original Agreement shall be amended by adding, to the extent such holder is not already a party to the Original Agreement, the initial holders of the Notes and the 2005 Warrants as parties to the Original Agreement upon each such holder’s execution and delivery to the Company of a Joinder Agreement in the form attached hereto as Exhibit A. Thereafter such persons shall be deemed an “Investor” for all purposes under the Original Agreement, as amended hereby.
     9. This Amendment contains the entire agreement among the parties hereto with respect to the subject matter hereof.
     10. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original instrument and all which together shall constitute one and the same agreement. This Amendment may be executed by facsimile or by electronic or PDF file.
[THIS SPACE INTENTIONALLY LEFT BLANK]

     IN WITNESS ‘WHEREOF, the parties hereto have executed this Amendment No. 2 to Fifth Amended and Restated Registration Rights Agreement as of the date first written above.

ASPEN AEROGELS, INC.

By: Name:	/s/ Donald R. Young Donald R. Young
Title:	CEO
[Signature page to Registration Rights Agreement Amendment]

ARCAPITA VENTURES I LIMITED

By:	/s/ John Huntz
Name:	John Huntz
Title:	Executive Director
[Signature page to Registration Rights Agreement Amendment]

ARGONAUT VENTURES I, LLC

By:	Argonaut Private Equity, LLC, its Manager

By: Name:	/s/ Steve R. Mitchell Steve R. Mitchell
Title:	Managing Director
[Signature page to Registration Rights Agreement Amendment]

BASF VENTURE CAPITAL GMBH

By: Name:	/s/ Dr. Josef R. Wuensch Dr. Josef R. Wuensch
Title:	Managing Director

By: Name:	ppa /s/ Dr. Thomas Weber Dr. Thomas Weber
Title:
[Signature page to Registration Rights Agreement Amendment]

FIDELITY SELECT PORTFOLIOS: ENVIRONMENT AND ALTERNATIVE ENERGY PORTFOLIO

By: Name:	/s/ Adrien Deberghes Adrien Deberghes
Title:	Deputy Treasurer

FIDELITY PURITAN TRUST: FIDELITY PURITAN FUND

By: Name:	/s/ Adrien Deberghes Adrien Deberghes
Title:	Deputy Treasurer

VARIABLE INSURANCE PRODUCTS FUND III: BALANCED PORTFOLIO

By: Name:	/s/ Adrien Deberghes Adrien Deberghes
Title:	Deputy Treasurer

FIDELITY SECURITIES FUND: FIDELITY DIVIDEND GROWTH FUND

By: Name:	/s/ Adrien Deberghes Adrien Deberghes
Title:	Deputy Treasurer

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR DIVIDEND GROWTH FUND

By: Name:	/s/ Adrien Deberghes Adrien Deberghes
Title:	Deputy Treasurer
[Signature page to Registration Rights Agreement Amendment]

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: FIDELITY MATERIALS CENTRAL FUND

By: Name:	/s/ Adrien Deberghes Adrien Deberghes
Title:	Deputy Treasurer

VARIABLE INSURANCE PRODUCTS FUND IV: MATERIALS PORTFOLIO

By: Name:	/s/ Adrien Deberghes Adrien Deberghes
Title:	Deputy Treasurer

FIDELITY SELECT PORTFOLIOS: MATERIALS

By: Name:	/s/ Adrien Deberghes Adrien Deberghes
Title:	Deputy Treasurer
[Signature page to Registration Rights Agreement Amendment]

LEHMAN BROTHERS OFFSHORE PARTNERSHIP ACCOUNT 2000/2001, L.P.

By: Lehman Brothers Offshore Partners Ltd., its General Partner

By: Name:	/s/ Ashvin Rao Ashvin Rao
Title:	Authorized Signatory

LEHMAN BROTHERS VENTURE CAPITAL PARTNERS II, L.P.

By: Lehman Brothers Venture Associates II, LLC, its General Partner

By: Name:	/s/ Ashvin Rao Ashvin Rao
Title:	Authorized Signatory

LEHMAN BROTHERS P.A., LLC

By: Name:	/s/ Ashvin Rao Ashvin Rao
Title:	Authorized Signatory

LEHMAN BROTHERS PARTNERSHIP ACCOUNT 2000/2001, L.P.

By:	LBI Group Inc., its General Partner

By: Name:	/s/ Ashvin Rao Ashvin Rao
Title:	Authorized Signatory
[Signature page to Registration Rights Agreement Amendment]

RESERVOIR CAPITAL PARTNERS, L.P.

By:	RCP GP, LLC, its General Partner

By: Name:	/s/ Craig A. Huff Craig A. Huff
Title:	Co-Chief Executive Officer

RESERVOIR CAPITAL MASTER FUND, L.P.

By: Reservoir Capital Group, L.L.C., its General Partner

By: Name:	/s/ Craig A. Huff Craig A. Huff
Title:	Co-Chief Executive Officer
[Signature page to Registration Rights Agreement Amendment]

ROCKPORT CAPITAL PARTNERS II, L.P.

By:	RockPort Capital II, L.L.C., its General Partner

By: Name:	/s/ David J. Prend David J. Prend
Title:	Managing Member

ROCKPORT CAPITAL PARTNERS, L.P.

By:	RockPort Capital, L.L.C., its General Partner

By: Name:	/s/ David J. Prend David J. Prend
Title:	Managing Member

RP CO-INVESTMENT FUND I, L.P.

By: RP Co-Investments Fund I, GP, LLC, its General Partner

By: Name:	/s/ David J. Prend David J. Prend
Title:	Managing Member

ROCKPORT SII, LLC

By:	RockPort SGII, LLC, its Managing Member

By: Name:	/s/ David J. Prend David J. Prend
Title:	Managing Member
[Signature page to Registration Rights Agreement Amendment]

TENAYA CAPITAL IV-C, LP (f/k/a Lehman Brothers Venture Partners 2003-C, L.P.)

By:	Tenaya Capital IV GP, LP, its General Partner

By:	Tenaya Capital IV GP, LLC, its General Partner

By: Name:	/s/ Dave Markland Dave Markland
Title:	Attorney-in-Fact

TENAYA CAPITAL IV-P, LP (f/k/a Lehman Brothers Venture Partners 2003-P, L.P.)

By:	Tenaya Capital IV GP, LP, its General Partner

By:	Tenaya Capital IV GP, LLC, its General Partner

By: Name:	/s/ Dave Markland Dave Markland
Title:	Attorney-in-Fact

TENAYA CAPITAL IV, LP

By: Tenaya Capital IV Annex GP, LLC, its General Partner

By: Name:	/s/ Dave Markland Dave Markland
Title:	Attorney-in-Fact
[Signature page to Registration Rights Agreement Amendment]

Annex A
2005 Warrants

		Expiration	Number of
Warrant Holder	Issue Date	Date	Shares
Heller Financial Leasing, Inc.	20-Oct-04	20-Oct-14	56
Atel Ventures, Inc.	28-Oct-04	28-Oct-14	28
Massachusetts Development Finance Agency	12-Jan-05	12-Jan-15	25
Reservoir Capital Partners, L.P.	24-Feb-05	24-Feb-13	198
Reservoir Capital Master Fund, L.P.	24-Feb-05	24-Feb-13	26
Reservoir Capital Partners, L.P.	23-Mar-05	23-Mar-13	128
Reservoir Capital Master Fund, L.P.	23-Mar-05	23-Mar-13	17
RP Co-Investment Fund I, L.P.	23-Mar-05	23-Mar-13	15
RockPort Capital Partners, L.P.	23-Mar-05	23-Mar-13	14
Tenaya Capital IV-P, L.P.	23-Mar-05	23-Mar-13	6
Tenaya Capital IV-C, L.P.	23-Mar-05	23-Mar-13	6
Sun Young Park	23-Mar-05	23-Mar-13	6
Aerogel Korea Co., Ltd.	23-Mar-05	23-Mar-13	5
Lehman Brothers Venture Capital Partners II, L.P.	23-Mar-05	23-Mar-13	3
Tenaya Capital IV, L.P.	23-Mar-05	23-Mar-13	3
Lehman Brother P.A. LLC	23-Mar-05	23-Mar-13	2
Thomas L. Cunningham	23-Mar-05	23-Mar-13	1
Dalsuk Youn	23-Mar-05	23-Mar-13	1
Lehman Brothers Partnership Account 2000/2001, L.P.	23-Mar-05	23-Mar-13	1
J. Christopher Young	23-Mar-05	23-Mar-13	1
James P. Manzi	23-Mar-05	23-Mar-13	1
Heller Financial Leasing, Inc.	23-Mar-05	23-Mar-13	1
Soo Young & Myung Sook Chung	23-Mar-05	23-Mar-13	1
Star Faith Holdings Ltd.	23-Mar-05	23-Mar-13	1
Nancy L. and F. Lester Fraser	23-Mar-05	23-Mar-13	1
Protos, LLC	23-Mar-05	23-Mar-13	1
Michael H. Koegler	23-Mar-05	23-Mar-13	1
Lehman Brothers Offshore Partnership Account 2000/2001, L.P.	23-Mar-05	23-Mar-13	1
Dong W. Cho	23-Mar-05	23-Mar-13	1
Charles C. Cunningham, Jr.	23-Mar-05	23-Mar-13	1
Jonathan F. P. Rose	23-Mar-05	23-Mar-13	1
Bonwan Koo	23-Mar-05	23-Mar-13	1
Sung Choi	23-Mar-05	23-Mar-13	1
Melissa D. Kaplan	23-Mar-05	23-Mar-13	1
Maricamp, LLC	23-Mar-05	23-Mar-13	1
Richard and Kristina Han	23-Mar-05	23-Mar-13	1

		Expiration	Number of
Warrant Holder	Issue Date	Date	Shares
Paul and Marie Jo	23-Mar-05	23-Mar-13	1
Edward Lamont	23-Mar-05	23-Mar-13	1
Douglas A. Muller	23-Mar-05	23-Mar-13	1
Key-Hyup Kim	23-Mar-05	23-Mar-13	1
Ariel Flores 1999 Trust	23-Mar-05	23-Mar-13	1
Jean-Paul Benveniste	23-Mar-05	23-Mar-13	1
Fred Smithson	23-Mar-05	23-Mar-13	1
Jamie McCourt	23-Mar-05	23-Mar-13	1
Roger J. Herz	23-Mar-05	23-Mar-13	1
Robert D. Batting	23-Mar-05	23-Mar-13	1
James J. Childress	23-Mar-05	23-Mar-13	1
Richard M. C. Glenn III	23-Mar-05	23-Mar-13	1
[Joinder to Registration Rights Agreement]

Exhibit A
JOINDER TO FIFTH AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT
As of June 1, 2011
     The undersigned, [insert name of initial Note holder], having a principal business address of _____________________________, hereby joins in the execution of that certain Fifth Amended and Restated Registration Rights Agreement of Aspen Aerogels, Inc., a Delaware corporation (the “Company”), dated September 22, 2010, by and among the Company and the Investors set forth on Schedule A thereto (as amended through and including the date hereof, the “Registration Rights Agreement”).
By executing this Joinder, the undersigned hereby:
     1. Agrees and acknowledges that the undersigned is an Investor, as such term is defined and used in the Registration Rights Agreement, a copy of which has been furnished to the undersigned, with the same force and effect as if originally named therein as an Investor and that each reference to an Investor in the Registration Rights Agreement shall be deemed to include the undersigned; and
     2. Agrees to be bound by, and agrees that the undersigned is bound by, all of the terms and provisions of the Registration Rights Agreement for all purposes.
[Signature pages to follow]

[INVESTOR]
By: __________________________
Name:
Title:
[Joinder to Registration Rights Agreement]

ACKNOWLEDGED AND ACCEPTED:
ASPEN AEROGELS, INC.
By: ___________________________
Name:
Title:
[Joinder to Registration Rights Agreement]

ASPEN AEROGELS, INC.
AMENDMENT NO. 3 TO
FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
     This Amendment No. 3 to Fifth Amended and Restated Registration Rights Agreement (this “Amendment”) is entered into as of June 14, 2011, by and among Aspen Aerogels, Inc., a Delaware corporation (the “Company”), and the Investors set forth on the signature pages hereto, constituting the holders of at least a majority of the Registrable Shares currently outstanding which are issued or issuable upon conversion of the Preferred Stock (the “Requisite Holders”). Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Fifth Amended and Restated Registration Rights Agreement of the Company, as amended by Amendment No. 1 dated December 29, 2010, and Amendment No. 2 dated June 1, 2011 (the “Original Agreement”, and as amended hereby, the “Registration Rights Agreement”).
     WHEREAS, the Company and the Requisite Holders wish to amend the Original Agreement in accordance with Section 18 thereof.
     NOW, THEREFORE, for valid and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. The definition of “Notes” in Section 1 of the Original Agreement is deleted in its entirety and the following language is substituted in lieu thereof:
     “Notes” means those certain convertible promissory notes convertible into shares of Common Stock issued by the Company to certain purchasers pursuant that certain Note Purchase Agreement dated as of June 1, 2011 by and among the Company and the “Purchasers” named therein (as amended on June 14, 2011, and as may be further amended from time to time, the “Note Purchase Agreement”), together with any Notes issued upon the transfer or division of, or in exchange or substitution for any such Notes. For the avoidance of doubt, “Notes” shall include the Additional Notes (as defined in the Note Purchase Agreement).
     2. Each undersigned holder of Additional Notes (as defined in Section 1 of this Amendment) (i) hereby joins in the execution of the Registration Rights Agreement, (ii) agrees and acknowledges that such holder is an Investor, as such term is defined and used in the Registration Rights Agreement, with the same force and effect as if originally named therein as an Investor and that each reference to an Investor in the Registration Rights Agreement shall be deemed to include such holder, and (iii) agrees to be bound by all of the terms and provisions of the Registration Rights Agreement for all purposes as an Investor.
     3. The Original Agreement shall be amended by adding each undersigned holder of the Additional Notes as a party to the Original Agreement upon each such holder’s execution and delivery to the Company of this Amendment.

     4. Except to the extent amended hereby, all of the terms, provisions and conditions of the Original Agreement are hereby ratified and confirmed and shall remain in full force and effect.
     5. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original instrument and all which together shall constitute one and the same agreement. This Amendment may be executed by facsimile or by electronic or PDF file.
[THIS SPACE INTENTIONALLY LEFT BLANK]

     IN WITNESS ‘WHEREOF, the parties hereto have executed this Amendment No. 3 to Fifth Amended and Restated Registration Rights Agreement as of the date first written above.

ASPEN AEROGELS, INC.

By: Name:	/s/ Donald R. Young
Title:
[Signature page to Registration Rights Agreement Amendment]

ARCAPITA VENTURES I LIMITED

By:	/s/ John Huntz
Name: John Huntz
Title: Executive Director
[Signature page to Registration Rights Agreement Amendment]

ARGONAUT VENTURES I, LLC

By: Argonaut Private Equity, LLC, its Manager

By:	/s/ Steve R Mitchell
Name: Steve R Mitchell
Title: Managing Director
[Signature page to Registration Rights Agreement Amendment]

RESERVOIR CAPITAL PARTNERS, L.P.

By: RCP GP, LLC, its General Partner

By:	/s/ Craig A. Huff
Name:
Title:

RESERVOIR CAPITAL MASTER FUND, L.P.

By: Reservoir Capital Group, L.L.C., its General Partner

By:	/s/ Craig A. Huff
Name:
Title:
[Signature page to Registration Rights Agreement Amendment]

ROCKPORT CAPITAL PARTNERS II, L.P.

By: RockPort Capital II, L.L.C., its General Partner

By:	/s/ David J. Prend
Name: David J. Prend
Title: Managing Member

ROCKPORT CAPITAL PARTNERS, L.P.

By: RockPort Capital, L.L.C., its General Partner

By:	/s/ David J. Prend
Name: David J. Prend
Title: Managing Member

RP CO-INVESTMENT FUND I, L.P.

By: RP Co-Investments Fund I, GP, LLC, its General Partner

By:	/s/ David J. Prend
Name: David J. Prend
Title: Managing Member

ROCKPORT SII, LLC

By: RockPort SGII, LLC, its Managing Member

By:	/s/ David J. Prend
Name: David J. Prend
Title: Managing Member
[Signature page to Registration Rights Agreement Amendment]

TENAYA CAPITAL IV-C, LP (f/k/a Lehman Brothers Venture Partners 2003-C, L.P.)

By: Tenaya Capital IV GP, LP, its General Partner

By: Tenaya Capital IV GP, LLC, its General Partner

By:	/s/ Dave Markland
Name: Dave Markland
Title: Attorney-in-fact

TENAYA CAPITAL IV-P, LP (f/k/a Lehman Brothers Venture Partners 2003-P, L.P.)

By: Tenaya Capital IV GP, LP, its General Partner

By: Tenaya Capital IV GP, LLC, its General Partner

By:	/s/ Dave Markland
Name: Dave Markland
Title: Attorney-in-fact

TENAYA CAPITAL IV, LP

By: Tenaya Capital IV Annex GP, LLC, its General Partner

By:	/s/ Dave Markland
Name: Dave Markland
Title: Attorney-in-fact
[Signature page to Registration Rights Agreement Amendment]

LEHMAN BROTHERS OFFSHORE PARTNERSHIP ACCOUNT 2000/2001, L.P.

By: Lehman Brothers Offshore Partners Ltd., its General Partner

By:	/s/ Ashvin Rao
Name:
Title:

LEHMAN BROTHERS VENTURE CAPITAL PARTNERS II, L.P.

By: Lehman Brothers Venture Associates II, LLC, its General Partner

By:	/s/ Ashvin Rao
Name:
Title:

LEHMAN BROTHERS P.A., LLC

By:	/s/ Ashvin Rao
Name:
Title:

LEHMAN BROTHERS PARTNERSHIP ACCOUNT 2000/2001, L.P.

By: LBI Group Inc., its General Partner

By:	/s/ Ashvin Rao
Name:
Title:
[Signature page to Registration Rights Agreement Amendment]

FIDELITY SELECT PORTFOLIOS: ENVIRONMENT AND ALTERNATIVE ENERGY PORTFOLIO

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Deputy Treasurer

FIDELITY PURITAN TRUST: FIDELITY PURITAN FUND

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Deputy Treasurer

VARIABLE INSURANCE PRODUCTS FUND III: BALANCED PORTFOLIO

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Deputy Treasurer

FIDELITY SECURITIES FUND: FIDELITY DIVIDEND GROWTH FUND

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Deputy Treasurer

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR DIVIDEND GROWTH FUND

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Deputy Treasurer
[Signature page to Registration Rights Agreement Amendment]

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: FIDELITY MATERIALS CENTRAL FUND

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Deputy Treasurer

VARIABLE INSURANCE PRODUCTS FUND IV: MATERIALS PORTFOLIO

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Deputy Treasurer

FIDELITY SELECT PORTFOLIOS: MATERIALS

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Deputy Treasurer

FIDELITY SELECT PORTFOLIOS: INDUSTRIALS PORTFOLIO

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Deputy Treasurer

FIDELITY ADVISOR SERIES VII: FIDELITY ADVISOR INDUSTRIALS FUND

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Deputy Treasurer
[Signature page to Registration Rights Agreement Amendment]

VARIABLE INSURANCE PRODUCTS FUND IV: INDUSTRIALS PORTFOLIO

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Deputy Treasurer

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: FIDELITY INDUSTRIALS CENTRAL FUND

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Deputy Treasurer
[Signature page to Registration Rights Agreement Amendment]

BASF VENTURE CAPITAL GMBH

By:	/s/ Dr. Josef Wünsch	/s/ Dirk Nachtigal

Name: Dr. Josef Wünsch		Dirk Nachtigal
Title: Managing Directors
[Signature page to Registration Rights Agreement Amendment]